Exhibit 99.2

FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT is entered into as of October 22, 2003, by and between Rainbow Technologies, Inc., a Delaware corporation (“Company”), and the undersigned shareholder (“Shareholder”) of SafeNet, Inc., a Delaware corporation (the “Parent”).

RECITALS

A.            Parent, Company and Ravens Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Reorganization of even date herewith (the “Reorganization Agreement”) which provides (subject to the conditions set forth therein) among other things, for the merger (the “Merger”) of Merger Sub with and into the Company pursuant to the terms and conditions of the Reorganization Agreement.  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Reorganization Agreement.  Certain capitalized terms are defined in Section 5 herein.

B.            The Parent is required to obtain the approval of its shareholders under applicable rules of the Nasdaq National Market for the issuance of shares of its Common Stock pursuant to the Reorganization Agreement (the “Issuance”).

C.            In order to induce the Company to enter into the Reorganization Agreement, the Shareholder, solely in its individual capacity as shareholder of Parent, is entering into this Voting Agreement.

AGREEMENT

The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1.                         VOTING OF SHARES

1.1.         Voting.  Shareholder hereby agrees to appear, or cause the holder of record of any Subject Securities Owned by Shareholder on any applicable record date (the “Record Holder”) to appear, in person or by proxy, for the purpose of obtaining a quorum at any annual or special meeting of shareholders of Parent and at any adjournment thereof held for the purpose of voting on the Issuance (a “Meeting”).  Each Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, at any Meeting, however called, and in any action by written consent of the shareholders of Parent, Shareholder shall vote the Subject Securities or cause the Subject Securities to be voted (to the extent such securities are entitled to be voted) in Shareholder’s sole capacity as a shareholder of Parent:

(a)           in favor of the Issuance (including any amendments or modifications of the terms thereof approved by the Board of Directors of Parent and by the Company);

(b)           against any Parent Acquisition Proposal; and

(c)           against any change in a majority of the members of the Board of Directors of Parent.

To the extent inconsistent with any of the foregoing provisions of this Section 1.1, Shareholder revokes any and all previous proxies with respect to Subject Securities owned beneficially and/or of record by Shareholder and Shareholder agrees not to grant any proxy inconsistent with any of the foregoing provisions of this Section 1.1 with respect to any other voting interests in Parent owned or hereafter acquired beneficially or of record by Shareholder.

1.2.         Proxy; Further Assurances.  Contemporaneously with the execution of this Voting Agreement: (i) Shareholder shall execute and deliver to the Company a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the “Proxy”); and (ii)  Shareholder shall cause to be delivered to the Company an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Parent Common Stock that are Owned by Shareholder, if applicable, which proxy shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein, and which shall also be considered the “Proxy” for purposes of Section 2.2.  The proxy granted herein is intended to comply with the requirements of Section 212(e) of the DGCL applicable to irrevocable proxies.

SECTION 2.                         TRANSFER OF SUBJECT SECURITIES

2.1.         Transferee of Subject Securities to Be Bound By this Agreement.  Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Shareholder shall not (i) cause or permit any Transfer of any of the Subject Securities to be effected; (ii) tender any of the Subject Securities to any Person or (ii) create or permit to exist any Encumbrance with respect to any Subject Securities (other than Encumbrances which do not affect, directly or indirectly, the right of Shareholder to vote the Subject Securities as provided herein (“Permitted Encumbrances”)).

2.2.         Transfer of Voting Rights.  Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Shareholder shall ensure that: (a) none of the Subject Securities are deposited into a voting trust with voting instructions inconsistent with any of the foregoing provisions of Section 1.1; and (b) other than the Proxy, no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities that is inconsistent with any of the foregoing provisions of Section 1.1.

2.3.         Stop-Transfer Instructions.  Each Shareholder agrees and consents to the entry of stop transfer instructions by Parent against the transfer of any Subject Securities consistent with the terms of Section 2.1.

SECTION 3.                         REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

Shareholder hereby, represents and warrants to the Company as follows:

3.1.         Authorization, Etc.  Shareholder has the legal right, power, authority and legal capacity to execute and deliver this Voting Agreement and the Proxy and to perform its obligations hereunder and thereunder.  This Voting Agreement and the Proxy have been duly executed and delivered by Shareholder and constitute legal, valid and binding obligations of such Shareholder, enforceable against Shareholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

3.2.         No Conflicts or Consents.

(a)           The execution and delivery of this Voting Agreement and the Proxy by Shareholder do not, and the performance of this Voting Agreement and the Proxy by Shareholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Shareholder or by which it or any of its properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, any contract relating to the Subject Securities to which Shareholder is a party or by which Shareholder is bound, or result (with or without notice or lapse of time) in the creation of any Encumbrance or restriction (other than Permitted Encumbrances) on any of the Subject Securities.

(b)           The execution and delivery of this Voting Agreement and the Proxy by Shareholder do not, and the performance of this Voting Agreement and the Proxy by Shareholder will not, require any consent or approval of any Person.

3.3.         Title To Securities.  As of the date of this Voting Agreement: (a) Shareholder holds of record free and clear of any Encumbrances or restrictions (other than Permitted Encumbrances) the number of outstanding shares of Parent Common Stock reflected on Schedule A as being Owned by Shareholder under the heading “Shares Held of Record”; (b) Shareholder holds free and clear of any Encumbrances or restrictions (other than Permitted Encumbrances) the options, warrants and other rights to acquire shares of Parent Common Stock reflected on Schedule A as being Owned by Shareholder under the heading “Options, Warrants and Other Rights”; (c) Shareholder Owns the additional securities of Parent reflected on Schedule A as being Owned by Shareholder under the heading “Additional Securities Beneficially Owned”; and (d) Shareholder does not directly or indirectly Own any shares of Parent Common Stock or other securities of Parent, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of Parent Common Stock or other securities of Parent, other than the shares and options, warrants and other rights reflected on Schedule A as being Owned by Shareholder.

SECTION 4.                         MISCELLANEOUS

4.1.         Survival of Representations, Warranties and Agreements.  All representations, warranties, covenants and agreements made by Shareholder in this Voting Agreement shall survive until the Expiration Date.

4.2.         Expenses.  All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid solely by the party incurring such costs and expenses.

4.3.         Notices.  Any notice or other communication required or permitted to be delivered to any party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received.  All notices hereunder shall be delivered (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) of transmission by telecopy or telefacsimile, or (iii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized overnight courier to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto:

IF TO THE COMPANY:

Rainbow Technologies, Inc.

50 Technology Drive

Irvine, California 92618

Facsimile: (949) 753- 9507

Attention: President and Chief Executive Officer

WITH COPIES TO (WHICH COPIES SHALL NOT CONSTITUTE NOTICE):

Wilson Sonsini Goodrich & Rosati, Professional Corporation

One Market

Spear Tower, Suite 3300

San Francisco, California  94105-1126

Facsimile No.: (415) 947-2099

Attention:  Steve L. Camahort, Esquire

IF TO SHAREHOLDER:

at the address set forth below such Shareholder’s signature on the signature page hereof

WITH A COPY TO (WHICH COPY SHALL NOT CONSTITUTE NOTICE):

SafeNet, Inc.

8029 Corporate Drive

Baltimore, MD 21236

Facsimile:(410) 931-3384

Attention: Chief Financial Officer

Venable LLP

8010 Towers Crescent Drive, Suite 300

Vienna, Virginia 22182

Facsimile No. (703) 821-8949

Attention: Elizabeth R. Hughes, Esquire

4.4.         Severability.  If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement.  Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

4.5.         Entire Agreement.  This Voting Agreement and the Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to subject matter hereof.  No amendment or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

4.6.         Assignment; Binding Effect.  Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by any Shareholder or the Company without the prior written consent of the non-assigning party which consent shall not be unreasonably withheld, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void.  Subject to the preceding sentence, this Voting Agreement shall be binding upon, and inure to the benefit of, the Shareholder and its respective heirs, estate, executors, personal representatives, successors and assigns (as the case may be), and shall be binding upon, and inure to the benefit of, the Company and its successors and assigns.  Nothing in this Voting Agreement is intended to confer on any Person (other than the Company and its successors and assigns) any rights or remedies of any nature.  Shareholder specifically agrees that the obligation of Shareholder hereunder shall not be terminated by operation of law, whether by death or incapacity of Shareholder or otherwise.

4.7.         Specific Performance.  The parties agree that irreparable damage would occur in the event that any provision of this Voting Agreement or the Proxy was, or is, not performed in accordance with its specific terms or was, or is, otherwise breached.  Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

Shareholder further agrees that neither the Company nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.7, and Shareholder irrevocably waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

4.8.         Non-Exclusivity.  The rights and remedies of the Company under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

4.9.         Governing Law; Venue.

(a)           This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

(b)           Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of Maryland.  Shareholder and the Company each:

(i)            expressly and irrevocably consents and submits to the exclusive jurisdiction and venue of any state or federal court in the State of Maryland and the applicable courts of appeals therefrom, in connection with any such legal proceeding;

(ii)           agree that if any action is commenced in a state court, then subject to applicable law, no party shall object to the removal of such action to any federal court located in the State of Maryland;

(iii)          agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth in Section 4.3 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

(iv)          agrees that each state and federal court located in the State of Maryland, shall be deemed to be a convenient forum; and

(v)           agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Maryland, any claim by either Shareholder or the Company that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

Nothing contained in this Section 4.9 shall be deemed to limit or otherwise affect the right of either party to commence any legal proceeding or otherwise proceed against the other party in any other forum or jurisdiction.

SHAREHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

4.10.       Counterparts.  This Voting Agreement may be executed by the parties in several counterparts, each of which shall be an original, all of which shall together constitute one and the same instrument.

4.11.       Captions.  The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

4.12.       Waiver.  No failure on the part of Company to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.  The Company shall not be deemed to have waived any claim available to the Company arising out of this Voting Agreement, or any power, right, privilege or remedy of the Company under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

4.13.       Construction.

(a)           For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b)           The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

(c)           As used in this Voting Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)           Except as otherwise indicated, all references in this Voting Agreement to “Schedules,” “Sections” and “Exhibits” are intended to refer to Schedules of this Voting Agreement, Sections of this Voting Agreement and Exhibits to this Voting Agreement.

4.14.       Shareholder Capacity.  No person executing this Voting Agreement who is a director or officer of Parent makes any agreement or understanding herein in its capacity as such director or officer.  Without limiting the generality of the foregoing, Shareholder executes this Voting Agreement solely in its capacity as the Owner of Subject Securities and nothing herein shall limit, restrict or otherwise affect in any way any actions taken by the Shareholder its capacity as an officer or director of Parent, in exercising Parent’s rights under the Reorganization Agreement or in exercising its fiduciary duties and responsibilities, it being agreed and understood that this Voting Agreement shall apply to Shareholder solely in its capacity as a shareholder of Company and shall not apply to Shareholder’s actions, judgments or decisions as a director or officer of Parent, but provided further, that no obligation of Shareholder to Parent as an officer or director of Parent shall affect, impair or impede Shareholder’s obligations under this Voting Agreement, including Shareholder’s obligation to vote the Subject Securities in accordance with Section 1.1 hereof.

4.15.       Amendment.  This Voting Agreement shall not be amended, altered or modified except by an instrument in writing duly executed and delivered on behalf of each of the parties hereto.

SECTION 5.                         CERTAIN DEFINITIONS

For purposes of this Voting Agreement:

(a)           “Expiration Date” shall mean the earlier of (i) date upon which the Reorganization Agreement is terminated or (ii) upon the Effective Date.

(b)           Shareholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Shareholder is the: (i) record owner of such security; or (ii) “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security; provided, however, that Shareholder shall not be deemed to Own a security solely because of Shareholder’s status as an executive officer, director, partner or member of a Person that owns such security.

(c)           “Parent Common Stock” shall mean the common stock, $.01 par value, of Parent.

(d)           “Person” shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Body.

(e)           “Subject Securities” with respect to each Shareholder shall mean: (i) all securities of Parent (including all shares of Parent Common Stock and all options, warrants and other rights to acquire shares of Parent Common Stock) Owned by such Shareholder as of the date of this Voting Agreement; and (ii) all additional securities of Parent (including all additional shares of Parent Common Stock and all additional options, warrants and other rights to acquire shares of Parent Common Stock) of which such Shareholder acquires Ownership during the period from the date of this Voting Agreement through the Expiration Date.

A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, assigns, pledges, mortgages, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; (ii) enters into an agreement or commitment contemplating the possible sale of, assignment of, pledge of, mortgage of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein; or (iii) reduces such Person’s beneficial ownership interest in or risk relating to any such security.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Company and each Shareholder have caused this Voting Agreement to be executed as of the date first written above.

COMPANY:

RAINBOW TECHNOLOGIES, INC.

By:
Name:
Title:

SHAREHOLDER:

Address:

Facsimile:

SCHEDULE A

Shareholder	Shares Held of Record	Options, Warrants and Other Rights	Additional Securities Beneficially Owned

IRREVOCABLE PROXY

The undersigned shareholder of SafeNet, Inc., a Delaware corporation (the “Parent”), hereby irrevocably (to the fullest extent permitted by law) appoints President and Chief Executive Officer of Rainbow Technologies, Inc., a Delaware corporation (the “Company”), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to (i) the outstanding shares of Parent Common Stock or other securities of the Parent owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of Parent Common Stock or other securities of the Parent as to which the undersigned may acquire record ownership on or after the date hereof until the Expiration Date (as defined in the Voting Agreement).  (The shares of the Parent Common Stock or other securities referred to in clauses “(i)” and “(ii)” of the immediately preceding sentence, except for shares which are not Subject Securities (as defined in the Voting Agreement), are collectively referred to in this proxy as the “Shares”).  Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between the Company and the undersigned (the “Voting Agreement”), and is granted in consideration of the Company entering into the Agreement and Plan of Reorganization, dated as of the date hereof, among Parent, Ravens Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent, and the Company (the “Reorganization Agreement”).  The Parent is required to obtain the approval of its shareholders under applicable rules of the Nasdaq National Market for the issuance of shares of its Common Stock pursuant to the Reorganization Agreement (“Issuance”).    Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Reorganization Agreement.  The proxy granted herein is executed in accordance with and intended to comply with the requirements of Section 212(e) of the DGCL.

From the date hereof through the Expiration Date, the attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any meeting of the shareholders of Parent, however called, and in any action by written consent of the shareholders of Parent:

(i)            in favor of the Issuance;

(ii)           against any Parent Acquisition Proposal; and

(iii)          against any change in a majority of the members of the Board of Directors of Parent.

THE ATTORNEYS AND PROXIES NAMED ABOVE MAY NOT EXERCISE THIS IRREVOCABLE PROXY ON ANY OTHER MATTER EXCEPT AS PROVIDED ABOVE.  THE UNDERSIGNED SHAREHOLDER MAY VOTE THE SHARES ON ALL OTHER MATTERS.

This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned.

If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy.  Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

This proxy shall terminate at the earlier of (i) the Expiration Date or (ii) upon the valid termination of the Voting Agreement.

[next page is a signature page]

2

Dated: , 2003

[NAME]

Number of shares of common stock of Parent owned of record as of the date of this irrevocable proxy: